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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 25, 2003



                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                          0-27168                   95-4102687
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(state or other juris-            (Commission               (I.R.S. Employer
diction of incorporation)         File Number)              (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                10018
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  (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------

          ------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5. OTHER EVENTS.

      On March 25, 2003, Viewpoint Corporation entered into a Redemption, Amendment and Exchange Agreement with the three institutional investors with whom it had completed a private placement of convertible notes and warrants on December 31, 2002 (the "December Private Placement"). Pursuant to this agreement, Viewpoint redeemed an aggregate of $3.3 million principal amount of the outstanding convertible notes, exchanged an aggregate of $1 million principal amount of the outstanding convertible notes for shares of Viewpoint common stock at $0.74 per share, and exchanged the remaining $2.7 million principal amount of outstanding convertible notes for $2.7 million principal amount of new convertible notes. The per share conversion price for the new notes will based on the future market price of the common stock, but will not be less than $1.00 nor more than $2.26 per share. For a complete description of the transaction, reference is made to the Redemption, Amendment and Exchange Agreement, Securities Purchase Agreement, Form of Replacement Convertible Note, Form of Subsequent/Additional Convertible Note, Form of Initial Warrant, Form of Subsequent/Additional Warrant, Form of Redemption Warrant, Registration Rights Agreement and Form of Exchange Agreement listed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, 10.7, 10.8, 10.9,
      10.10 and 10.11. In connection with this transaction, the investors withdrew and cancelled the default notices that had been previously delivered to Viewpoint on February 28, 2003.
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (c)   Exhibits

            The following exhibits are filed herewith:

            10.1 Redemption, Amendment and Exchange Agreement, dated as of March 25, 2003, by and among Viewpoint Corporation and Smithfield Fiduciary LLC.

            10.2 Redemption, Amendment and Exchange Agreement, dated as of March 25, 2003, by and among Viewpoint Corporation and Riverview Group, LLC.

            10.3 Redemption, Amendment and Exchange Agreement, dated as of March 25, 2003, by and among Viewpoint Corporation and Portside Growth & Opportunity Fund.

            10.4. Securities Purchase Agreement, dated as of December 31, 2002, by and among Viewpoint Corporation and the Buyers named therein, as amended by the Redemption, Amendment and Exchange Agreement, dated as of March 25, 2003, by and among Viewpoint Corporation and the Buyers named therein, previously filed as
                  Exhibit 10.1 to Form 8-K filed by Viewpoint Corporation on January 2, 2003.

            10.5 Form of Replacement 4.95% Convertible Note of Viewpoint Corporation, previously filed as Exhibit 10.2 to Form 8-K filed by Viewpoint Corporation on January 2, 2003.

            10.6 Form of Subsequent/Additional 4.95% Convertible Note of Viewpoint Corporation, previously filed as Exhibit 10.3 to Form 8-K filed by Viewpoint Corporation on January 2, 2003.

            10.7 Form of Initial Warrant for Common Stock of Viewpoint Corporation, previously filed as Exhibit 10.4 to Form 8-K filed by Viewpoint Corporation on January 2, 2003.

            10.8 Form of Subsequent/Additional Warrant for Common Stock of Viewpoint Corporation, previously filed as Exhibit 10.5 to Form 8-K filed by Viewpoint Corporation on January 2, 2003.

            10.9 Form of Redemption Warrant for Common Stock of Viewpoint Corporation.

            10.10 Registration Rights Agreement, dated as of March 25, 2003, by and among Viewpoint Corporation and the Buyers named therein, as amended by the Redemption, Amendment and Exchange Agreement, dated as of
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                  March 25, 2003, by and among Viewpoint Corporation and the
                  Buyers named therein, previously filed as Exhibit 10.6 to Form 8-K filed by Viewpoint Corporation on January 2, 2003.

            10.11 Pledge Agreement, dated as of December 31, 2002, by Viewpoint
                  Corporation as Pledgor, in favor of Smithfield Fiduciary LLC as collateral agent, for the benefit of the holders named therein, previously filed as Exhibit 10.7 to Form 8-K filed by Viewpoint Corporation on January 2, 2003.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           VIEWPOINT CORPORATION


                                           /s/ Robert E. Rice
                                           -------------------------------
                                           Robert E. Rice
                                           President and Chief Executive Officer

Dated:  March 25, 2003